Exhibit 99.2

 February 2026  Investor Presentation

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  2

 Corporate Overview

 Europe  4%  Taiwan  33%  South  Korea  19%  US  17%  Photronics Overview (Nasdaq: PLAB)  $862M  Revenue  $211M  Operating Income  $267M  Operating Cash Flow  $2.22B  Market Cap  2/20/2026  ~1,900  Employees  ~675  Customers  1969  Founded  A Global Merchant Market Leader of Photomasks used in Lithographic Imaging for Semiconductor and Flat Panel Display production  Revenue By Geographic Origin  Revenue By Technology  All data reflects Trailing Twelve Month figures as of 2/1/26 unless otherwise noted  Totals may differ due to rounding  4  Mainstream  49%  High-End  51%   Revenue By Product Line  Flat Panel Display  27%  Integrated Circuits  73%  China IC  15%  China FPD  12%

 Photomasks: Critical Enabler for IC and FPD Manufacturing  Integrated Circuit (IC) photomasks are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits.  Photomasks are glass substrates used in lithographic systems to transfer the pattern of semiconductor and flat panel display designs  Light Source  Photomask  Reduction Lens  Wafer  Stage  5  Flat Panel Display (FPD) photomasksare used in the fabrication of flat screen televisions, PC monitors, tablets, mobile devices and other flat panel displays.  Exposure Process used to Create a TFT Circuit Pattern

 IC: New Chip Designs Drive Photomask Demand  Photomasks are the foundation of wafer manufacturing and critical to the semiconductor manufacturing process   A global merchant leader of mask production  Advances in semiconductor chip designs drive Photronics revenue  6  Source: Semi’s 2024 Photomask Characterization Study, August 2025  Source: TechInsights “The Chip Insider’s Graphics File” December 4, 2025

 Global Footprint Aligns with Regionalization Trends  IC: Integrated Circuit | FPD: Flat Panel Display  7  Allen, Texas  Boise, Idaho  Brookfield, Connecticut  HQ  Bridgend, Wales  Cheonan, South Korea  Hsinchu, Taiwan   Xiamen, China  Dresden, Germany   Hefei, China  Taichung, Taiwan   Largest commercial mask maker in Taiwan.   Only high-end capable commercial mask maker in US.   IC  FPD  IC & FPD  U.S. and Asia investments align with industry regionalization trends, and diversify geographic footprint  U.S. capacity and capability extension for mid-range IC nodes  Asia capacity and capability extension to 8nm

 Node Migration Drives Mask Set Value  Nodes  Indicative Mask Value  8  Mask pattern complexity / Mask count per IC Design / Impact of Mask performance on IC yield  Drives higher individual mask ASP, more layers per mask set, and higher barriers of entry for competitors  Currently  participating  Planning to   participate

 FPD: Advanced Displays are Driving Innovation   Photronics leverages expertise gained from IC mask production into FPD mask production  Consumer electronics with larger, high-performance displays increase the complexity of mask production  Panel makers are developing AMOLED production processes to increase substrate size to G8.6, requiring larger, high-quality advanced masks  Customers rely on Photronics for its market leading AMOLED technology  9

 Competitive Advantages  Global Footprint  Close to customer  Aligned with end markets  Flexible supply chain  Technology Leader  Process expertise  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution  10

 Capital Expenditures  The Capital Intensity Ratio is defined as Capex divided by Revenue  Multi-Beam Mask Writer expands technical and production capability through improved cycle time and extends complex patterning opportunities  MBMW Write Time Advantage  Technology Node  100  80  60  40  20  0  Est. Write Time (Hours)  65nm 45nm 32nm 22nm 14 nm 10nm 7nm  11  Single Beam  Multi-Beam

 Compelling Investment Thesis  A global leader in the merchant photomasks industry critical for semiconductor manufacturing  Favorable Industry Trends  12  FAB regionalization/ reshoring of the semiconductor industry   Captives increased outsourcing to merchant suppliers  Node migration drives ASP expansion and revenue growth  Foldable displays and higher value masks drive FPD opportunity   Premier operational execution enables preferred supplier status  Consistent delivery of cash flow for strategic flexibility  Operational Excellence

 Fiscal Q1 2026 Financial Results

 FQ1 2026 Summary  Revenue  Gross Margin  Operating Margin  Diluted EPS  Non-GAAP Diluted EPS1  FQ1 2026  $225.1M  35.0%  24.4%  $0.74  $0.61  FQ4 2025  $215.8M  35.0%  24.1%  $1.07  $0.60  FQ1 2025  $212.1M  35.6%  24.6%  $0.68  $0.52  1See reconciliation included in this presentation  Totals may differ due to rounding  14  Revenue reflects strong y/y revenue growth for more advanced geometries resulting in another record for high-end IC revenue. Long-term demand driven by regionalization & reshoring, node migration, and overall semiconductor / display industry growth  Revenue by Geographic Origin: Taiwan (33%), China IC (16%), China FPD (12%), U.S. (17%), South Korea (18%), Europe (4%)  Gross margin of 35.0% exceeded expectations because of stronger revenue and a greater mix of IC revenue  Non-GAAP Diluted EPS of $0.61 reflects strengthening market demand in Asia

 Revenue by Product Line  $M  1Q26  Q/Q  Y/Y  High-End*  71.3  8%  19%  Mainstream  94.0  3%  0%  Total  165.3  5%  7%  Record High-End revenue associated with seasonal demand ahead of Chinese New Year  Strategic emphasis on High-End to leverage competitive advantage  Both High-End and Mainstream expected to continue experiencing node migration to more advanced IC geometries  *IC: 28nm and smaller; FPD: G10.5+, AMOLED and LTPS   Totals may differ due to rounding  China IT market drove significant growth in Mainstream  Customer demand required larger mask sizes, leveraging Photronics technical competitive advantage  Competitive advantages in larger, more complex panel sizes using AMOLED display technology such as G10.5 and G8.6  $M  1Q26  Q/Q  Y/Y  High-End*  46.9  (4%)  (6%)  Mainstream  12.8  34%  51%  Total  59.8  3%  3%  IC  FPD  15

 Strong operating cash flow contribution from our largest geographic regions  FQ1 capex reflects FPD investments, outlays for our South Korea node extension down to 8nm and end-of-life tool upgrades  Capital allocation:  Organic growth investments: target capex of $330M in fiscal 2026 to expand U.S. and South Korea operations and for end-of-life tool upgrades  Business development initiatives: leverage and enhance core competencies  Return cash to shareholders: Repurchased $97M throughout Fiscal 2025; $28M currently authorized  Balance Sheet and Cash Flow Metrics  $M  1Q26  4Q25  1Q25  Cash, cash equivalents and Short-term investments  636.9  588.2  642.2  Debt  0.02  0.02  2.7  Operating Cash Flow  97.3  87.8  78.5  Capital Expenditures  47.6  67.5  35.2  16

 FQ2 2026 Guidance   Assumptions:  Higher end demand benefits from continued node migration  Full influence of Chinese New Year reflected in FQ2  Fiscal 2026 capex reflects continued expansion in U.S., initial expansion in South Korea, and elevated end-of-life tool replacement  Revenue ($M)  212 – 220  Operating Margin  22% - 24%  Diluted non-GAAP EPS  $0.49 - $0.55  Diluted Shares (M)  ~58  Full-year Capex ($M)  ~330  17

 Appendix

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP diluted earnings per share attributable to Photronics, Inc. shareholders are non-GAAP financial measures as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statements of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.   19

 Non-GAAP Financial Measures  20